UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 21, 2021

Axos Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37709	33-0867444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
 9205 West Russell Road, Ste 400, Las Vegas, NV             89148
(Address of principal executive offices)                        (zip code)

Registrant’s telephone number, including area code: (858) 649-2218

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value	AX	New York Stock Exchange

Not Applicable

(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐                                    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

Axos Financial, Inc. (the “Company”) held its annual meeting of stockholders on October 21, 2021 (the "Annual Meeting"). As of August 27, 2021, the record date for the Annual Meeting, 59,355,332 shares of the Company's common stock were eligible to vote. There were a total of 51,438,788 shares present at the Annual Meeting (86.66% of the eligible shares to vote), constituting a quorum.

Set forth below are the final vote tabulations for each of the matters submitted to a vote of the stockholders, including the votes for and against, and any abstentions or broker non-votes.

The first proposal was the election of the following Class II directors with terms expiring in 2024: Gregory Garrabrants, Paul J. Grinberg, Uzair Dada.

	For	Withheld	Broker Non-Votes
Gregory Garrabrants	45,746,376	661,014	5,031,398
Paul J. Grinberg	30,170,249	16,237,141	5,031,398
Uzair Dada	45,961,505	445,885	5,031,398

The second proposal was to approve the Amended and Restated 2014 Stock Incentive Plan.

For	Against	Abstain	Broker Non-Votes
33,212,110	12,736,928	458,352	5,031,398

The third proposal was to approve, in a non-binding and advisory vote, the compensation of the Company's Named Executive Officers as disclosed in the Company's proxy statement.

For	Against	Abstain	Broker Non-Votes
34,621,047	11,705,299	81,044	5,031,398

The fourth proposal was the ratification of the appointment of BDO USA, LLP as the Company's independent public accounting firm for fiscal year 2022.

For	Against	Abstain	Broker Non-Votes
50,980,091	379,122	79,575	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axos Financial, Inc.

Date:	October 22, 2021	By:	/s/ Derrick K. Walsh
Derrick K. Walsh
EVP and Chief Financial Officer